UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	000-54288	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 2162 0773
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Prime Global Capital Group Incorporated (the “Company”) was held on September 20, 2018 (the “Annual Meeting”). As of the close of business on July 23, 2018, the record date, the Company had 512,682,393 shares of Common Stock, at $0.001 par value. Stockholders holding 417,479,639 shares, or approximately 81.43% of the eligible voting shares, casted votes including 417,036,186 shares that voted online at the Annual Meeting.

The Company’s stockholders voted on the following four proposals (described in detail in the Company’s definitive proxy statement) at the Annual Meeting and casted their votes as follows:

Proposal No. 1	The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2019 Annual Meeting of the Stockholders: Weng Kung Wong, Maylee Gan Suat Lee, and Son Choon Meng. These nominees represented the Board’s entire slate of nominees. The complete final tabulation of voting results for the election of directors is set forth below:

Name	For	Against	Abstain	Broker Non-Vote

Weng Kung Wong	417,036,186	0	0	443,453
Maylee Gan Suat Lee	417,036,186	0	0	443,453
Soo Choon Meng	417,036,186	0	0	443,453

Proposal No. 2	The Company’s stockholders ratified the appointment of ShineWing Australia as the Company’s independent auditors for the fiscal year ending October 31, 2018, by the votes indicated below:

For	Against	Abstain	Broker Non-Vote(1)
417,479,639	0	0	0

(1)	Pursuant to the rules of the NYSE, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Proposal No. 3	The Company’s stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes indicated below:

For	Against	Abstain	Broker Non-Vote
417,035,986	0	200	443,453

Proposal No. 4	The Company’s stockholders approved on a non-binding advisory basis that we conduct an advisory Say-on-Frequency vote every year, two years or three years as indicated below.

One Year	Two Years	Three Years	Abstain
40,100	0	416,996,086	0

On September 24, 2018, our Board of Directors approved conducting on a non-binding advisory basis a vote approving the compensation arrangements of the Company’s named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: September 24, 2018

	By:	/s/ Weng Kung Wong
Weng Kung Wong
Chief Executive Officer Officer , Interim Chief Financial Officer, and Secretary